Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2023

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Select Earnings Drivers By Segment	7
Sales By Segment	8
Operating Revenues and General and Administrative Expenses By Segment	9
Operating Commissions and Other Expenses	10
Interest Rate Yields and Spreads By Segment	11
Select Earnings and Operational Data from Business Segments
Income (Loss) from Operations Summary	12
Life Insurance	13
Annuities	14
Group Protection	15
Retirement Plan Services	16
Other Operations	17
DAC & Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Balance Roll Forwards:
Life Insurance	19
Annuities	20
Retirement Plan Services	21
Investment Information
Fixed-Income Asset Class	22
Fixed-Income Credit Quality	23
GAAP to Non-GAAP Reconciliations
Select GAAP to Non-GAAP Reconciliations	24-26

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 24.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”);
• Investment and reinsurance-related realized gain (loss):
▪ Changes in the carrying value of mortgage loans on real estate attributable to current expected credit losses (“CECL”) (“changes in CECL reserve for mortgage loans on real estate”);
▪ Changes in the carrying value of reinsurance-related assets attributable to CECL (“changes in CECL reserve for reinsurance-related assets”);
▪ Changes in the carrying value of fixed maturity AFS securities attributable to the estimation of credit losses (“changes in the credit loss allowance for fixed maturity AFS securities”); and
▪ Changes in the fair value of investments, including trading securities, equity securities, certain derivatives, and mortgage loans on real estate electing the fair value option, and of embedded derivatives within certain reinsurance arrangements, as well as sales or disposals of investments (“changes in investments and reinsurance-related embedded derivatives”);
• Changes in the fair value of the derivative instruments we hold to hedge GLB and GDB, net of fee income allocated to support the cost of hedging them (“changes in fair value of GLB and GDB hedge instruments, net of hedge allowance”);

• Changes in the fair value of the embedded derivative liabilities of our indexed annuity and indexed universal life insurance contracts and the associated index options we hold to hedge them, including collateral expense associated with hedge programs (“indexed product net derivative results”);
• Changes in reserves resulting from benefit ratio unlocking on variable universal life insurance products with secondary guarantees (“benefit ratio unlocking”);
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; and
• Income (loss) from discontinued operations.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends and the adjustment for deferred units of LNC stock in our deferred compensation plans.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Investment and reinsurance-related realized gain (loss);
• Changes in fair value of GLB and GDB hedge instruments, net of hedge allowance;
• Indexed product net derivative results;
• Revenue adjustments from the initial adoption of new accounting standards; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances,

decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income (loss)

from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures, Continued
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding AOCI is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity

For presented periods prior to January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts. For periods beginning on or after January 1, 2023, adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts and GLB and GDB hedged instruments gains (losses), to align to updates made to our variable annuity hedge program effective January 1, 2023. Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share

Adjusted book value per share is calculated by dividing stockholders’ equity, excluding AOCI, preferred stock and MRB-related impacts, by common shares outstanding. We provide adjusted book value per share to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes adjusted book value per share is useful to investors because it eliminates the effect of items that are unpredictable and can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates.  Stockholders’ equity is the most directly comparable

GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.

Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Management believes that the non-GAAP measures discussed above allow for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.
• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Page 1b

Lincoln Financial Group
Notes

Definitions

Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE metrics on page 1b for further information on how these metrics are calculated. Management evaluates consolidated
ROE by both including and excluding the effect of average goodwill.

Sales as reported consist of the following:
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums;
• Annuities and Retirement Plan Services – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated May 9, 2023, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1c

Lincoln Financial Group
Credit Ratings

Ratings as of May 9, 2023
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa1	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A1	A+
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A	A+	A1	A+

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Revenues
Insurance premiums	$1,477	$1,498	$1,548	$1,564	$1,579	6.9%
Fee income	1,458	1,409	1,381	1,354	1,379	-5.4%
Net investment income	1,411	1,398	1,295	1,412	1,466	3.9%
Realized gain (loss)	181	1,101	249	(692)	(828)	NM
Amortization of deferred gain on business
sold through reinsurance	11	11	10	10	9	-18.2%
Other revenues	182	160	189	193	209	14.8%
Total revenues	4,720	5,577	4,672	3,841	3,814	-19.2%

Expenses
Benefits	2,156	1,954	2,149	2,220	2,291	6.3%
Interest credited	697	710	726	744	785	12.6%
Market risk benefit (gain) loss	(1,359)	477	(798)	(1,567)	619	145.5%
Policyholder liability remeasurement (gain) loss	41	85	2,692	(52)	(118)	NM
Commissions and other expenses	1,253	1,208	1,280	1,385	1,300	3.8%
Interest and debt expense	66	68	71	77	83	25.8%
Spark program expense	31	43	44	49	24	-22.6%
Impairment of intangibles	-	-	634	-	-	NM
Total expenses	2,885	4,545	6,798	2,856	4,984	72.8%
Income (loss) before taxes	1,835	1,032	(2,126)	985	(1,170)	NM
Federal income tax expense (benefit)	353	192	(351)	173	(289)	NM
Net income (loss)	1,482	840	(1,775)	812	(881)	NM
Preferred stock dividends declared	-	-	-	-	(25)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	(1)	(7)	(1)	(5)	(3)	NM
Net income (loss) available to common
stockholders – diluted	$1,481	$833	$(1,776)	$807	$(909)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$8.39	$4.83	$(10.47)	$4.73	$(5.37)	NM

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$90,561	$83,158	$77,446	$79,023	$80,448	-11.2%
U.S. government bonds	418	415	384	379	383	-8.4%
State and municipal bonds	6,001	5,523	5,089	5,070	5,257	-12.4%
Foreign government bonds	383	348	338	318	309	-19.3%
Residential mortgage-backed securities	2,338	2,181	2,048	2,009	2,050	-12.3%
Commercial mortgage-backed securities	1,592	1,557	1,549	1,674	1,671	5.0%
Asset-backed securities	8,929	9,711	10,347	10,904	11,458	28.3%
Hybrid and redeemable preferred securities	441	423	371	359	360	-18.4%
Total fixed maturity AFS securities, net of allowance for credit losses	110,663	103,316	97,572	99,736	101,936	-7.9%
Trading securities	4,364	3,803	3,580	3,498	3,266	-25.2%
Equity securities	399	412	427	427	414	3.8%
Mortgage loans on real estate, net of allowance for credit losses	17,892	17,922	18,066	18,301	18,327	2.4%
Policy loans	2,339	2,368	2,347	2,359	2,383	1.9%
Derivative investments	4,574	3,167	3,456	3,594	4,005	-12.4%
Other investments	4,121	4,078	3,812	3,739	3,892	-5.6%
Total investments	144,352	135,066	129,260	131,654	134,223	-7.0%
Cash and invested cash	1,960	1,567	1,472	3,343	3,766	92.1%
Deferred acquisition costs, value of business acquired and deferred sales inducements	11,965	12,050	12,140	12,235	12,277	2.6%
Reinsurance recoverables, net of allowance for credit losses	21,158	19,874	19,460	19,443	19,309	-8.7%
Market risk benefit assets	2,291	2,205	2,428	2,807	3,445	50.4%
Accrued investment income	1,247	1,226	1,283	1,253	1,277	2.4%
Goodwill	1,778	1,778	1,144	1,144	1,144	-35.7%
Other assets	16,493	16,708	18,435	18,802	19,280	16.9%
Separate account assets	168,879	145,791	137,295	143,536	148,421	-12.1%
Total assets	$370,123	$336,265	$322,917	$334,217	$343,142	-7.3%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$110,606	$110,202	$111,732	$114,435	$116,167	5.0%
Future contract benefits	38,887	36,453	38,087	38,826	39,757	2.2%
Market risk benefit liabilities	3,312	3,195	2,756	2,078	1,976	-40.3%
Deferred front-end loads	4,416	4,623	4,834	5,052	5,250	18.9%
Payables for collateral on investments	8,927	7,524	6,865	6,712	6,803	-23.8%
Short-term debt	-	-	500	500	500	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,694	5,631	5,092	5,088	5,107	-10.3%
Other liabilities	14,280	12,648	12,106	12,021	11,562	-19.0%
Separate account liabilities	168,879	145,791	137,295	143,536	148,421	-12.1%
Total liabilities	355,868	326,934	320,134	329,115	336,410	-5.5%

Stockholders’ Equity
Preferred stock	-	-	-	986	986	NM
Common stock	4,586	4,546	4,534	4,544	4,560	-0.6%
Retained earnings	6,354	7,065	5,189	5,924	4,940	-22.3%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	2,033	(4,623)	(9,677)	(8,528)	(6,754)	NM
Market risk benefit non-performance risk gain (loss)	1,971	2,325	2,175	1,741	2,766	40.3%
Policyholder liability discount rate remeasurement gain (loss)	(454)	257	806	747	545	220.0%
Foreign currency translation adjustment	(19)	(33)	(47)	(34)	(31)	-63.2%
Funded status of employee benefit plans	(216)	(206)	(197)	(278)	(280)	-29.6%
Total accumulated other comprehensive income (loss)	3,315	(2,280)	(6,940)	(6,352)	(3,754)	NM
Total stockholders’ equity	14,255	9,331	2,783	5,102	6,732	-52.8%
Total liabilities and stockholders’ equity	$370,123	$336,265	$322,917	$334,217	$343,142	-7.3%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Income (Loss)
Net income (loss)	$1,482	$840	$(1,775)	$812	$(881)	NM
Pre-tax adjusted income (loss) from operations	307	441	(2,513)	127	310	1.0%
After-tax adjusted income (loss) from operations (1)	274	374	(1,949)	134	288	5.1%
Adjusted operating tax rate	10.7%	15.3%	22.5%	-5.5%	7.2%
Adjusted income (loss) from operations available to common stockholders	273	367	(1,950)	129	260	-4.8%

ROE
Net income (loss) ROE	34.7%	28.5%	NM	82.3%	-59.6%
Adjusted income (loss) from operations available to common stockholders,
excluding AOCI and preferred stock ROE	10.5%	13.0%	-73.1%	5.1%	10.4%
Adjusted income (loss) from operations ROE	8.4%	10.8%	-60.7%	4.6%	9.5%

Per Common Share
Net income (loss) (diluted)	$8.39	$4.83	$(10.47)	$4.73	$(5.37)	NM
Adjusted income (loss) from operations (diluted) (2)	1.55	2.13	(11.49)	0.76	1.52	-1.9%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%

Book Value Per Common Share
Book value per share	$82.93	$54.81	$16.45	$24.32	$33.89	-59.1%
Book value per share, excluding AOCI (3)	63.64	68.21	57.46	61.86	56.04	-11.9%
Adjusted book value per share (3)	75.77	82.78	68.53	65.72	66.05	-12.8%

Common Shares
Repurchased during the period	5.8	1.8	1.0	-	-	-100.0%
End-of-period – basic	171.9	170.2	169.2	169.2	169.5	-1.4%
Average for the period – basic	174.2	171.1	169.7	169.2	169.4	-2.8%
End-of-period – diluted	173.8	171.6	170.7	170.5	170.5	-1.9%
Average for the period – diluted	176.4	172.7	171.1	170.6	170.5	-3.3%

(1) See reconciliation to net income (loss) on page 24.
(2) See reconciliation to earnings (loss) per common share - diluted on page 25.
(3) See reconciliation to stockholders’ equity and book value per common share on page 26.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Cash Returned to Common Stockholders
Shares repurchased	$400	$100	$50	$-	$-	-100.0%
Common dividends	80	77	77	76	76	-5.0%
Total cash returned to common stockholders	$480	$177	$127	$76	$76	-84.2%

Cash Returned to Preferred Stockholders
Preferred dividends	$-	$-	$-	$-	$25	NM

Leverage Ratio
Short-term debt	$-	$-	$500	$500	$500	NM
Long-term debt	6,561	6,498	5,959	5,955	5,974	-8.9%
Total debt (1)	6,561	6,498	6,459	6,455	6,474	-1.3%
Preferred stock	-	-	-	986	986	NM
Total debt and preferred stock	6,561	6,498	6,459	7,441	7,460	13.7%
Less:
Operating debt (2)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	300	300	300	500	500	66.7%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	-	-	493	493	NM
Carrying value of fair value hedges and other items	273	209	169	164	182	-33.3%
Total numerator	$4,819	$4,820	$4,821	$5,115	$5,116	6.2%

Adjusted stockholders’ equity (3)	$13,025	$14,094	$11,595	$11,120	$11,197	-14.0%
Add:
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	-	-	493	493	NM
Total numerator	4,819	4,820	4,821	5,115	5,116	6.2%
Total denominator	$18,146	$19,216	$16,718	$17,030	$17,108	-5.7%

Leverage ratio	26.6%	25.1%	28.8%	30.0%	29.9%

Holding Company Available Liquidity	$755	$756	$756	$960	$954	26.4%

(1) Excludes obligations under finance leases and certain financing arrangements of $649 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) See reconciliation to stockholders’ equity on page 26.

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Life Insurance
Operating revenues	$1,729	$1,705	$1,623	$1,688	$1,757	1.6%
Deposits	1,351	1,459	1,406	1,605	1,320	-2.3%
Net flows	911	1,063	1,002	1,149	852	-6.5%
Average account balances, net of reinsurance	51,203	49,316	47,663	47,963	49,100	-4.1%
Average in-force face amount	985,286	1,010,659	1,037,952	1,061,415	1,075,614	9.2%

Annuities
Operating revenues	$1,147	$1,097	$1,113	$1,125	$1,141	-0.5%
Deposits	2,704	2,701	3,232	3,198	3,164	17.0%
Net flows	(525)	(285)	322	152	(331)	37.0%
Average account balances, net of reinsurance	161,411	149,824	144,858	142,099	146,331	-9.3%

Group Protection
Operating revenues	$1,303	$1,323	$1,333	$1,346	$1,388	6.5%
Insurance premiums	1,169	1,187	1,200	1,213	1,251	7.0%

Retirement Plan Services
Operating revenues	$318	$315	$316	$325	$328	3.1%
Deposits	3,637	3,200	3,091	2,973	3,209	-11.8%
Net flows	927	913	805	51	535	-42.3%
Average account balances	95,798	90,628	88,196	87,987	91,457	-4.5%

Consolidated
Adjusted operating revenues (1)	$4,537	$4,474	$4,421	$4,531	$4,657	2.6%
Deposits	7,692	7,360	7,729	7,776	7,693	0.0%
Net flows	1,313	1,691	2,129	1,352	1,056	-19.6%
Average account balances, net of reinsurance	308,412	289,768	280,717	278,049	286,888	-7.0%

(1) See reconciliation to total revenues on page 25.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Sales
Life Insurance:
IUL/UL	$26	$27	$40	$41	$34	30.8%
MoneyGuard®	22	24	22	26	21	-4.5%
VUL	34	44	36	49	30	-11.8%
Term	43	48	47	39	30	-30.2%
Executive Benefits	30	50	26	31	15	-50.0%
Total Life Insurance	$155	$193	$171	$186	$130	-16.1%

Annuities:
Indexed variable	$1,048	$1,220	$1,246	$1,211	$1,147	9.4%
Other variable without GLBs	605	422	374	303	255	-57.9%
Other variable with GLBs	678	536	475	432	445	-34.4%
Total variable	2,331	2,178	2,095	1,946	1,847	-20.8%
Fixed	374	524	1,167	1,264	1,317	252.1%
Total Annuities	$2,705	$2,702	$3,262	$3,210	$3,164	17.0%
Percent with GLBs	25.1%	19.8%	14.6%	13.5%	14.1%
Percent with GLBs, including the impact of VA reinsurance	17.9%	14.0%	11.4%	11.0%	12.0%

Group Protection:
Life	$53	$62	$41	$141	$82	54.7%
Disability	47	59	37	195	40	-14.9%
Dental	5	6	10	20	6	20.0%
Total Group Protection	$105	$127	$88	$356	$128	21.9%
Percent employee-paid	57.0%	48.5%	49.4%	35.7%	70.3%

Retirement Plan Services:
First-year sales	$1,198	$1,210	$991	$1,059	$736	-38.6%
Recurring deposits	2,439	1,990	2,100	1,914	2,473	1.4%
Total Retirement Plan Services	$3,637	$3,200	$3,091	$2,973	$3,209	-11.8%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Operating Revenues
Life Insurance	$1,729	$1,705	$1,623	$1,688	$1,757	1.6%
Annuities	1,147	1,097	1,113	1,125	1,141	-0.5%
Group Protection	1,303	1,323	1,333	1,346	1,388	6.5%
Retirement Plan Services	318	315	316	325	328	3.1%
Other Operations	40	34	36	47	43	7.5%
Total segment operating revenues	$4,537	$4,474	$4,421	$4,531	$4,657	2.6%

General and Administrative Expenses,
Net of Amounts Capitalized
Life Insurance	$117	$115	$132	$123	$134	14.5%
Annuities	112	108	118	110	123	9.8%
Group Protection	165	166	182	173	191	15.8%
Retirement Plan Services	69	69	75	75	79	14.5%
Other Operations	48	48	70	212	38	-20.8%
Total	$511	$506	$577	$693	$565	10.6%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Life Insurance	6.8%	6.8%	8.2%	7.3%	7.6%
Annuities	9.8%	9.9%	10.6%	9.8%	10.8%
Group Protection	12.7%	12.5%	13.7%	12.9%	13.8%
Retirement Plan Services	21.8%	21.9%	23.7%	23.2%	24.0%
Other Operations	115.7%	140.2%	193.6%	457.7%	90.0%
Total	11.3%	11.3%	13.1%	15.3%	12.1%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$562	$559	$634	$750	$617	9.8%
Commissions	655	652	660	654	615	-6.1%
Taxes, licenses and fees	97	79	81	88	94	-3.1%
Interest and debt expense	66	68	71	77	83	25.8%
Expenses associated with reserve financing
and letters of credit	26	27	27	28	30	15.4%
Total adjusted operating commissions and other
expenses incurred	1,406	1,385	1,473	1,597	1,439	2.3%

Less Amounts Capitalized
General and administrative expenses	(51)	(53)	(57)	(57)	(52)	-2.0%
Commissions	(265)	(281)	(283)	(287)	(242)	8.7%
Taxes, licenses and fees	(11)	(10)	(9)	(10)	(9)	18.2%
Total amounts capitalized	(327)	(344)	(349)	(354)	(303)	7.3%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,079	1,041	1,124	1,243	1,136	5.3%

Amortization
Amortization of DAC, VOBA and other intangibles	263	265	265	266	268	1.9%
Total operating commissions and other expenses	$1,342	$1,306	$1,389	$1,509	$1,404	4.6%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Life Insurance – Interest-Sensitive
Earned rate on reserves	4.60%	4.50%	4.49%	4.47%	4.43%	(17)
Variable investment income on reserves (1)	0.54%	0.36%	-0.35%	0.12%	0.39%	(15)
Net investment income yield on reserves	5.14%	4.86%	4.14%	4.59%	4.82%	(32)
Interest rate credited to contract holders	3.76%	3.74%	3.80%	3.75%	3.77%	1
Interest rate spread	1.38%	1.12%	0.34%	0.84%	1.05%	(33)

Base spreads excluding alternative investment income	1.07%	0.99%	0.93%	0.95%	0.90%	(17)
Base spreads assuming 10% annualized yield on alternative investments	1.31%	1.25%	1.18%	1.21%	1.18%	(13)

Annuities
Earned rate on reserves	2.99%	3.08%	3.25%	3.59%	3.75%	76
Variable investment income on reserves (1)	0.23%	0.11%	0.01%	0.01%	0.01%	(22)
Net investment income yield on reserves	3.22%	3.19%	3.26%	3.60%	3.76%	54
Interest rate credited to contract holders	1.85%	1.90%	1.93%	2.09%	2.25%	40
Interest rate spread	1.37%	1.29%	1.33%	1.51%	1.51%	14
Base spreads excluding variable investment income	1.14%	1.18%	1.32%	1.50%	1.50%	36

Retirement Plan Services
Earned rate on reserves	3.45%	3.49%	3.62%	3.74%	3.81%	36
Variable investment income on reserves (1)	0.19%	0.14%	0.03%	0.01%	0.00%	(19)
Net investment income yield on reserves	3.64%	3.63%	3.65%	3.75%	3.81%	17
Interest rate credited to contract holders	2.56%	2.55%	2.57%	2.56%	2.67%	11
Interest rate spread	1.09%	1.08%	1.08%	1.19%	1.14%	5
Base spreads excluding variable investment income	0.89%	0.94%	1.05%	1.18%	1.14%	25

Total (2)
Earned rate (3)	3.80%	3.77%	4.01%	3.98%	4.08%	28
Variable investment income (1) (3)	0.36%	0.30%	-0.13%	0.06%	0.16%	(20)
Net investment income yield (3)	4.16%	4.07%	3.88%	4.04%	4.24%	8

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Income (Loss) from Operations Summary
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Income (Loss) from Operations, Pre-Tax
Life Insurance	$21	$74	$(2,758)	$(18)	$(23)	NM
Annuities	371	343	313	319	300	-19.1%
Group Protection	(58)	62	15	33	89	253.4%
Retirement Plan Services	67	66	53	61	51	-23.9%
Other Operations	(94)	(104)	(136)	(268)	(107)	-13.8%
Adjusted income (loss) from operations, before
income taxes	$307	$441	$(2,513)	$127	$310	1.0%

Income (Loss) from Operations, After-Tax
Life Insurance	$23	$63	$(2,171)	$(9)	$(13)	NM
Annuities	317	294	275	275	274	-13.6%
Group Protection	(46)	49	12	26	71	254.3%
Retirement Plan Services	58	55	47	52	43	-25.9%
Other Operations	(78)	(87)	(112)	(210)	(87)	-11.5%
Adjusted income (loss) from operations, after income
taxes	$274	$374	$(1,949)	$134	$288	5.1%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$277	$283	$289	$297	$285	2.9%
Fee income	761	754	745	735	776	2.0%
Net investment income	688	664	585	650	687	-0.1%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(2)	0.0%
Amortization of deferred gain on
business sold through reinsurance	4	4	4	4	4	0.0%
Other revenues	1	2	2	4	7	NM
Total operating revenues	1,729	1,705	1,623	1,688	1,757	1.6%
Operating expenses:
Benefits	1,025	926	1,041	1,079	1,152	12.4%
Interest credited	325	329	329	325	328	0.9%
Policyholder liability remeasurement (gain) loss	62	85	2,708	(2)	(13)	NM
Commissions incurred	156	176	177	189	148	-5.1%
Other expenses incurred	202	199	208	210	216	6.9%
Amounts capitalized	(182)	(204)	(202)	(217)	(174)	4.4%
Amortization	120	120	120	122	123	2.5%
Total operating expenses	1,708	1,631	4,381	1,706	1,780	4.2%
Income (loss) from operations before taxes	21	74	(2,758)	(18)	(23)	NM
Federal income tax expense (benefit)	(2)	11	(587)	(9)	(10)	NM
Income (loss) from operations	$23	$63	$(2,171)	$(9)	$(13)	NM

Effective Federal Income Tax Rate	-8.7%	14.7%	21.3%	52.0%	45.0%

Average Account Balances, Net of Reinsurance	$51,203	$49,316	$47,663	$47,963	$49,100	-4.1%

In-Force Face Amount
UL and other	$361,490	$361,565	$362,098	$363,884	$364,101	0.7%
Term insurance	635,123	663,140	689,101	707,747	715,495	12.7%
Total in-force face amount	$996,613	$1,024,705	$1,051,199	$1,071,631	$1,079,596	8.3%

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$30	$25	$57	$52	$38	26.7%
Fee income (1)	628	591	574	556	540	-14.0%
Net investment income	359	367	348	389	421	17.3%
Amortization of deferred gain on
business sold through reinsurance	6	6	6	6	5	-16.7%
Other revenues	124	108	128	122	137	10.5%
Total operating revenues	1,147	1,097	1,113	1,125	1,141	-0.5%
Operating expenses:
Benefits	52	48	79	72	63	21.2%
Interest credited	207	215	224	248	278	34.3%
Policyholder liability remeasurement (gain) loss	1	1	1	-	(1)	NM
Commissions incurred	269	254	254	240	240	-10.8%
Other expenses incurred	259	239	251	242	251	-3.1%
Amounts capitalized	(118)	(110)	(117)	(103)	(98)	16.9%
Amortization	106	107	108	107	108	1.9%
Total operating expenses	776	754	800	806	841	8.4%
Income (loss) from operations before taxes	371	343	313	319	300	-19.1%
Federal income tax expense (benefit)	54	49	38	44	26	-51.9%
Income (loss) from operations	$317	$294	$275	$275	$274	-13.6%

Effective Federal Income Tax Rate	14.3%	14.2%	12.3%	13.7%	8.6%

Return on Average Account Balances	79	79	76	77	75	(4)

Income (Loss) from Operations
Variable annuity	279	264	256	238	238	-14.7%
Fixed annuity	38	30	19	37	36	-5.3%
Account Balances, Net of Reinsurance – End-of-Period
Variable account balances without GLBs	$66,538	$59,128	$57,720	$61,872	$64,824	-2.6%
Variable account balances with GLBs	78,837	68,468	64,057	65,877	67,274	-14.7%
Fixed account balances	14,557	14,469	14,810	14,989	15,053	3.4%
Total account balances	$159,932	$142,065	$136,587	$142,738	$147,151	-8.0%
Percent variable account balances with GLBs	49.3%	48.2%	46.9%	46.2%	45.7%

(1) Presented net of GLB and GDB hedge allowance of $161 million, $152 million, $148 million, $143 million and $162 million for the periods ended March 31, 2022, June 30, 2022,
September 30, 2022, December 31, 2022 and March 31, 2023, respectively.

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,169	$1,187	$1,200	$1,213	$1,251	7.0%
Net investment income	85	86	83	81	85	0.0%
Other revenues	49	50	50	52	52	6.1%
Total operating revenues	1,303	1,323	1,333	1,346	1,388	6.5%
Operating expenses:
Benefits	1,060	952	994	1,030	1,037	-2.2%
Interest credited	1	2	1	1	1	0.0%
Policyholder liability remeasurement (gain) loss	(22)	(11)	(22)	(48)	(100)	NM
Commissions incurred	94	96	101	103	106	12.8%
Other expenses incurred	217	214	235	223	248	14.3%
Amounts capitalized	(21)	(24)	(23)	(29)	(25)	-19.0%
Amortization	32	32	32	33	32	0.0%
Total operating expenses	1,361	1,261	1,318	1,313	1,299	-4.6%
Income (loss) from operations before taxes	(58)	62	15	33	89	253.4%
Federal income tax expense (benefit)	(12)	13	3	7	18	250.0%
Income (loss) from operations	$(46)	$49	$12	$26	$71	254.3%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Loss Ratios by Product Line
Life	91.1%	80.6%	71.8%	74.8%	80.4%
Disability	88.8%	78.7%	87.7%	85.7%	71.4%
Dental	71.1%	76.9%	72.0%	74.0%	76.4%
Total	88.9%	79.3%	81.0%	81.1%	75.0%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$70	$65	$64	$63	$64	-8.6%
Net investment income	238	241	244	253	255	7.1%
Other revenues	10	9	8	9	9	-10.0%
Total operating revenues	318	315	316	325	328	3.1%
Operating expenses:
Interest credited	152	155	161	161	167	9.9%
Commissions incurred	20	18	20	21	21	5.0%
Other expenses incurred	79	75	83	83	89	12.7%
Amounts capitalized	(5)	(5)	(6)	(5)	(5)	0.0%
Amortization	5	6	5	4	5	0.0%
Total operating expenses	251	249	263	264	277	10.4%
Income (loss) from operations before taxes	67	66	53	61	51	-23.9%
Federal income tax expense (benefit)	9	11	6	9	8	-11.1%
Income (loss) from operations	$58	$55	$47	$52	$43	-25.9%

Effective Federal Income Tax Rate	14.0%	15.6%	12.3%	15.0%	16.4%

Return on Average Account Balances	24	24	21	24	19	(5)

Pre-tax Net Margin	40.4%	41.1%	34.2%	37.1%	31.8%

Net Flows by Market
Small Market	$(116)	$80	$157	$174	$148	227.6%
Mid - Large Market	1,331	1,073	899	298	711	-46.6%
Multi-Fund® and Other	(288)	(240)	(251)	(421)	(324)	-12.5%

Net Flows – Trailing Twelve Months	$931	$1,394	$2,199	$2,696	$2,304	147.5%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$3	$2	$2	$5	NM
Net investment income	41	40	35	39	35	-14.6%
Other revenues	(2)	(9)	(1)	6	3	250.0%
Total operating revenues	40	34	36	47	43	7.5%
Operating expenses:
Benefits	12	14	20	19	20	66.7%
Interest credited	12	9	9	8	10	-16.7%
Policyholder liability remeasurement (gain) loss	1	2	-	2	-	-100.0%
Commissions and other expenses	12	2	28	160	13	8.3%
Interest and debt expense	66	68	71	77	83	25.8%
Spark program expense	31	43	44	49	24	-22.6%
Total operating expenses	134	138	172	315	150	11.9%
Income (loss) from operations before taxes	(94)	(104)	(136)	(268)	(107)	-13.8%
Federal income tax expense (benefit)	(16)	(17)	(24)	(58)	(20)	-25.0%
Income (loss) from operations	$(78)	$(87)	$(112)	$(210)	$(87)	-11.5%

DAC & Account Balance Roll Forwards

Lincoln Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$11,896	$11,965	$12,050	$12,140	$12,235	2.8%
Deferrals	328	345	350	357	306	-6.7%
Operating amortization	(259)	(260)	(260)	(262)	(264)	-1.9%
Balance as of end-of-period	$11,965	$12,050	$12,140	$12,235	$12,277	2.6%

DFEL
Balance as of beginning-of-period	$4,225	$4,416	$4,623	$4,834	$5,052	19.6%
Deferrals	256	270	273	284	267	4.3%
Operating amortization	(65)	(63)	(62)	(66)	(69)	-6.2%
Balance as of end-of-period	$4,416	$4,623	$4,834	$5,052	$5,250	18.9%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,964	$5,867	$5,772	$5,675	$5,551	-6.9%

Lincoln Financial Group
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
General Account
Balance as of beginning-of-period	$38,200	$38,005	$37,791	$37,691	$37,694	-1.3%
Gross deposits	913	935	963	1,110	926	1.4%
Withdrawals and deaths	(331)	(300)	(284)	(328)	(393)	-18.7%
Net flows	582	635	679	782	533	-8.4%
Transfers between general and separate accounts	(6)	34	(12)	(14)	32	NM
Policyholder assessments	(1,113)	(1,121)	(1,123)	(1,138)	(1,128)	-1.3%
Reinvested interest credited	371	373	377	374	373	0.5%
Change in fair value of embedded derivative instruments	(29)	(135)	(21)	(1)	29	200.0%
Balance as of end-of-period, gross	38,005	37,791	37,691	37,694	37,533	-1.2%
Account balances reinsured	(5,572)	(5,584)	(5,575)	(5,558)	(5,525)	0.8%
Balance as of end-of-period, net	$32,433	$32,207	$32,116	$32,136	$32,008	-1.3%

Separate Account
Balance as of beginning-of-period	$24,785	$23,376	$20,327	$19,382	$20,920	-15.6%
Gross deposits	438	524	443	495	394	-10.0%
Withdrawals and deaths	(109)	(96)	(120)	(128)	(75)	31.2%
Net flows	329	428	323	367	319	-3.0%
Transfers between general and separate accounts	7	(34)	12	14	(32)	NM
Policyholder assessments	(225)	(233)	(236)	(244)	(238)	-5.8%
Change in market value and reinvestment	(1,520)	(3,210)	(1,044)	1,401	1,193	178.5%
Balance as of end-of-period, gross	23,376	20,327	19,382	20,920	22,162	-5.2%
Account balances reinsured	(5,215)	(4,498)	(4,209)	(4,421)	(4,606)	11.7%
Balance as of end-of-period, net	$18,161	$15,829	$15,173	$16,499	$17,556	-3.3%

Total
Balance as of beginning-of-period	$62,985	$61,381	$58,118	$57,073	$58,614	-6.9%
Gross deposits	1,351	1,459	1,406	1,605	1,320	-2.3%
Withdrawals and deaths	(440)	(396)	(404)	(456)	(468)	-6.4%
Net flows	911	1,063	1,002	1,149	852	-6.5%
Policyholder assessments	(1,338)	(1,354)	(1,359)	(1,382)	(1,366)	-2.1%
Change in market value and reinvestment	(1,149)	(2,837)	(667)	1,775	1,566	236.3%
Change in fair value of embedded derivative instruments	(29)	(135)	(21)	(1)	29	200.0%
Balance as of end-of-period, gross	61,381	58,118	57,073	58,614	59,695	-2.7%
Account balances reinsured	(10,787)	(10,082)	(9,784)	(9,979)	(10,131)	6.1%
Balance as of end-of-period, net	$50,594	$48,036	$47,289	$48,635	$49,564	-2.0%

Lincoln Financial Group
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Fixed Annuities
Balance as of beginning-of-period	$22,552	$22,307	$22,099	$22,670	$23,365	3.6%
Gross deposits	373	523	1,137	1,252	1,317	253.1%
Full surrenders and deaths	(420)	(457)	(489)	(547)	(728)	-73.3%
Other contract benefits	(143)	(144)	(134)	(181)	(161)	-12.6%
Net flows	(190)	(78)	514	524	428	NM
Policyholder assessments	(15)	(13)	(10)	(12)	(15)	0.0%
Reinvested interest credited	124	131	134	143	154	24.2%
Change in fair value of embedded derivative instruments	(164)	(248)	(67)	40	87	153.0%
Balance as of end-of-period, gross	22,307	22,099	22,670	23,365	24,019	7.7%
Account balances reinsured	(7,750)	(7,630)	(7,860)	(8,376)	(8,966)	-15.7%
Balance as of end-of-period, net	$14,557	$14,469	$14,810	$14,989	$15,053	3.4%

Variable Annuities
Balance as of beginning-of-period	$155,813	$145,382	$127,604	$121,785	$127,757	-18.0%
Gross deposits	2,331	2,178	2,095	1,946	1,847	-20.8%
Full surrenders and deaths	(1,567)	(1,366)	(1,302)	(1,210)	(1,592)	-1.6%
Other contract benefits	(1,099)	(1,019)	(985)	(1,108)	(1,014)	7.7%
Net flows	(335)	(207)	(192)	(372)	(759)	NM
Policyholder assessments	(692)	(655)	(638)	(619)	(624)	9.8%
Change in market value and reinvestment	(9,007)	(14,974)	(4,650)	5,804	5,191	157.6%
Change in fair value of embedded derivative instruments	(397)	(1,942)	(339)	1,159	540	236.0%
Balance as of end-of-period, gross	145,382	127,604	121,785	127,757	132,105	-9.1%
Account balances reinsured	(7)	(8)	(8)	(8)	(7)	0.0%
Balance as of end-of-period, net	$145,375	$127,596	$121,777	$127,749	$132,098	-9.1%

Total
Balance as of beginning-of-period	$178,365	$167,689	$149,703	$144,455	$151,122	-15.3%
Gross deposits	2,704	2,701	3,232	3,198	3,164	17.0%
Full surrenders and deaths	(1,987)	(1,823)	(1,791)	(1,757)	(2,320)	-16.8%
Other contract benefits	(1,242)	(1,163)	(1,119)	(1,289)	(1,175)	5.4%
Net flows	(525)	(285)	322	152	(331)	37.0%
Policyholder assessments	(707)	(668)	(648)	(631)	(639)	9.6%
Change in market value, reinvestment and interest credited	(8,883)	(14,843)	(4,516)	5,947	5,345	160.2%
Change in fair value of embedded derivative instruments	(561)	(2,190)	(406)	1,199	627	211.8%
Balance as of end-of-period, gross	167,689	149,703	144,455	151,122	156,124	-6.9%
Account balances reinsured	(7,757)	(7,638)	(7,868)	(8,384)	(8,973)	-15.7%
Balance as of end-of-period, net	$159,932	$142,065	$136,587	$142,738	$147,151	-8.0%

Lincoln Financial Group
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
General Account
Balance as of beginning-of-period	$23,579	$23,958	$24,917	$25,276	$25,138	6.6%
Gross deposits	842	1,389	994	787	701	-16.7%
Withdrawals	(844)	(743)	(873)	(1,119)	(1,113)	-31.9%
Net flows	(2)	646	121	(332)	(412)	NM
Transfers between fixed and variable accounts	234	161	79	36	103	-56.0%
Policyholder assessments	(3)	(3)	(3)	(3)	(3)	0.0%
Reinvested interest credited	150	155	162	161	168	12.0%
Balance as of end-of-period	$23,958	$24,917	$25,276	$25,138	$24,994	4.3%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$75,465	$71,376	$61,782	$59,064	$63,592	-15.7%
Gross deposits	2,795	1,811	2,097	2,186	2,508	-10.3%
Withdrawals	(1,866)	(1,544)	(1,413)	(1,803)	(1,561)	16.3%
Net flows	929	267	684	383	947	1.9%
Transfers between fixed and variable accounts	(231)	(166)	(42)	(55)	(104)	55.0%
Policyholder assessments	(64)	(60)	(57)	(57)	(58)	9.4%
Change in market value and reinvestment	(4,723)	(9,635)	(3,303)	4,257	3,608	176.4%
Balance as of end-of-period	$71,376	$61,782	$59,064	$63,592	$67,985	-4.8%

Total
Balance as of beginning-of-period	$99,044	$95,334	$86,699	$84,340	$88,730	-10.4%
Gross deposits	3,637	3,200	3,091	2,973	3,209	-11.8%
Withdrawals	(2,710)	(2,287)	(2,286)	(2,922)	(2,674)	1.3%
Net flows	927	913	805	51	535	-42.3%
Transfers between fixed and variable accounts	3	(5)	37	(19)	(1)	NM
Policyholder assessments	(67)	(63)	(60)	(60)	(61)	9.0%
Change in market value and reinvestment	(4,573)	(9,480)	(3,141)	4,418	3,776	182.6%
Balance as of end-of-period	$95,334	$86,699	$84,340	$88,730	$92,979	-2.5%

Investment Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 3/31/22		As of 12/31/22		As of 3/31/23
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost
Industry corporate bonds:
Financial services	$16,969	15.8%	$17,762	15.9%	$17,615	15.8%
Basic industry	4,532	4.2%	4,353	3.9%	4,200	3.8%
Capital goods	7,400	6.9%	7,374	6.6%	7,227	6.5%
Communications	4,234	3.9%	4,239	3.8%	4,236	3.8%
Consumer cyclical	6,070	5.6%	6,056	5.4%	5,890	5.3%
Consumer non-cyclical	17,082	15.9%	17,080	15.3%	16,930	15.2%
Energy	4,871	4.5%	4,776	4.3%	4,735	4.2%
Technology	5,242	4.9%	5,581	5.0%	5,724	5.1%
Transportation	3,536	3.3%	3,665	3.3%	3,639	3.3%
Industrial other	2,283	2.1%	2,330	2.1%	2,341	2.1%
Utilities	14,036	13.1%	14,204	12.8%	14,342	12.9%
Government-related entities	1,820	1.7%	1,820	1.6%	1,807	1.6%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,921	1.8%	1,845	1.7%	1,852	1.7%
Non-agency backed	367	0.3%	364	0.3%	365	0.3%
Commercial mortgage-backed securities ("CMBS")	1,656	1.5%	1,917	1.7%	1,905	1.7%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	6,646	6.2%	8,498	7.6%	8,721	7.8%
Other ABS	2,399	2.2%	3,294	2.9%	3,479	3.1%
Municipals	5,380	5.0%	5,410	4.8%	5,386	4.8%
Government:
United States	392	0.4%	405	0.4%	399	0.4%
Foreign	358	0.3%	348	0.3%	334	0.3%
Hybrid & redeemable preferred securities	408	0.4%	364	0.3%	362	0.3%
Total fixed maturity AFS securities, net of allowance for credit losses, at amortized cost	107,602	100.0%	111,685	100.0%	111,489	100.0%
Trading Securities	4,348		3,833		3,546
Equity Securities	307		383		383
Total fixed maturity AFS, trading and equity securities	$112,257		$115,901		$115,418

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 3/31/22		As of 12/31/22		As of 3/31/23
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$59,694	55.5%	$63,741	57.1%	$64,244	57.6%
NAIC 2 (BBB)	44,120	41.0%	44,103	39.5%	43,664	39.2%
Total investment grade	103,814	96.5%	107,844	96.6%	107,908	96.8%

NAIC 3 (BB)	2,148	1.9%	2,101	1.9%	1,900	1.7%
NAIC 4 (B)	1,479	1.4%	1,679	1.4%	1,591	1.4%
NAIC 5 (CCC and lower)	95	0.1%	59	0.1%	70	0.1%
NAIC 6 (in or near default)	66	0.1%	2	0.0%	20	0.0%
Total below investment grade	3,788	3.5%	3,841	3.4%	3,581	3.2%
Total	$107,602	100.0%	$111,685	100.0%	$111,489	100.0%

Commercial Mortgage Loans, at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,912	82.4%	$13,361	78.5%	$13,195	77.5%
CM2 (BBB)	2,695	16.0%	3,382	19.9%	3,540	20.8%
CM3-7 (BB and lower)	263	1.6%	271	1.6%	284	1.7%
Total	$16,870	100.0%	$17,014	100.0%	$17,019	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, at Amortized Cost (1)(2)
AAA-A	$73,606	59.1%	$77,102	59.9%	$77,439	60.3%
BBB	46,815	37.6%	47,485	36.9%	47,204	36.7%
BB and lower	4,051	3.3%	4,112	3.2%	3,865	3.0%
Total	$124,472	100.0%	$128,699	100.0%	$128,508	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

GAAP to Non-GAAP Reconciliations

Lincoln Financial Group

You're In Charge

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Net Income
Net income (loss)	$1,482	$840	$(1,775)	$812	$(881)	NM
Less:
MRB-related impacts, after-tax	1,062	(399)	612	1,219	(506)	NM
Investment and reinsurance-related realized gain (loss), after-tax:
Changes in CECL reserve for mortgage loans on real estate	14	(3)	(7)	(6)	(3)	NM
Changes in CECL reserve for reinsurance-related assets	(1)	3	(93)	2	(1)	0.0%
Changes in the credit loss allowance for fixed maturity AFS securities	(1)	(3)	(4)	(4)	(14)	NM
Total credit loss adjustments	12	(3)	(104)	(8)	(18)	NM
Changes in investments and reinsurance-related embedded derivatives (1)	(11)	(17)	20	10	(136)	NM
Total investment and reinsurance-related realized gain (loss), after-tax	1	(20)	(84)	2	(154)	NM
Changes in fair value of GLB and GDB hedge instruments, net of hedge allowance, after-tax	58	868	302	(516)	(377)	NM
Indexed product net derivative results, after-tax	87	23	(20)	(31)	(135)	NM
Benefit ratio unlocking, after-tax	-	(6)	(2)	4	3	NM
Impairment of intangibles	-	-	(634)	-	-	NM
Total adjustments	1,208	466	174	678	(1,169)	NM
Adjusted income (loss) from operations	$274	$374	$(1,949)	$134	$288	5.1%

(1) Includes net losses on disposals of $(31) million on fixed maturity AFS securities, after-tax, and mark-to-market adjustments of $(11) million on equity securities, after-tax, for the quarter ended March 31, 2023.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Revenues
Total revenues	$4,720	$5,577	$4,672	$3,841	$3,814	-19.2%
Less:
Investment and reinsurance-related realized gain (loss)	1	(25)	(105)	3	(196)	NM
Changes in fair value of GLB and GDB hedge instruments, net of hedge allowance	73	1,099	382	(653)	(476)	NM
Indexed product net derivative results	109	29	(25)	(39)	(171)	NM
Adjusted operating revenues	$4,537	$4,474	$4,421	$4,531	$4,657	2.6%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$8.39	$4.83	$(10.47)	$4.73	$(5.37)	NM
Less:
MRB-related impacts, after-tax	6.02	(2.30)	3.60	7.14	(3.00)	NM
Investment and reinsurance-related realized gain (loss), after-tax	-	(0.12)	(0.49)	0.01	(0.91)	NM
Changes in fair value of GLB and GDB hedge instruments, net of hedge allowance, after-tax	0.33	5.03	1.77	(3.02)	(2.23)	NM
Indexed product net derivative results, after-tax	0.49	0.13	(0.11)	(0.18)	(0.79)	NM
Benefit ratio unlocking, after-tax	-	(0.04)	(0.02)	0.02	0.02	NM
Impairment of intangibles	-	-	(3.73)	-	-	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net loss (1)	-	-	-	-	0.02	NM
Adjusted income (loss) from operations	$1.55	$2.13	$(11.49)	$0.76	$1.52	-1.9%

(1) In periods where a net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income from operations per common share on a different share basis than net loss per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/22	6/30/22	9/30/22	12/31/22	3/31/23	Change
Stockholders’ Equity, End-of-Period
Stockholders' equity	$14,255	$9,331	$2,783	$5,102	$6,732	-52.8%
Less:
Preferred stock	-	-	-	986	986	NM
AOCI	3,315	(2,280)	(6,940)	(6,352)	(3,754)	NM
Stockholders’ equity, excluding AOCI and preferred stock	10,940	11,611	9,723	10,468	9,500	-13.2%
MRB-related impacts	(2,085)	(2,483)	(1,872)	(652)	(1,158)	44.5%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	N/A	N/A	(539)
Adjusted stockholders' equity	$13,025	$14,094	$11,595	$11,120	$11,197	-14.0%

Stockholders’ Equity, Average
Stockholders' equity	$17,085	$11,793	$6,057	$3,943	$5,917	-65.4%
Less:
Preferred stock	-	-	-	493	986	NM
AOCI	6,650	518	(4,610)	(6,646)	(5,053)	NM
Stockholders’ equity, excluding AOCI and preferred stock	10,435	11,275	10,667	10,096	9,984	-4.3%
MRB-related impacts	(2,616)	(2,284)	(2,177)	(1,262)	(905)	65.4%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	N/A	N/A	(269)
Adjusted average stockholders' equity	$13,051	$13,559	$12,844	$11,358	$11,158	-14.5%

Book Value Per Common Share
Book value per share	$82.93	$54.81	$16.45	$24.32	$33.89	-59.1%
Less:
AOCI	19.29	(13.40)	(41.01)	(37.54)	(22.15)	NM
Book value per share, excluding AOCI	63.64	68.21	57.46	61.86	56.04	-11.9%
Less:
MRB-related gains (losses)	(12.13)	(14.57)	(11.07)	(3.86)	(6.83)	43.7%
GLB and GDB hedge instruments gains (losses)(1)	N/A	N/A	N/A	N/A	(3.18)
Adjusted book value per share	$75.77	$82.78	$68.53	$65.72	$66.05	-12.8%

(1) For periods beginning on or after January 1, 2023, gains (losses) on our GLB and GDB hedge instruments are excluded from adjusted stockholders' equity to align to the updated hedge program.